UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SKYBRIDGE OPPORTUNITY FUND
SKYBRIDGE G II FUND
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy
Statement
, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SKYBRIDGE OPPORTUNITY FUND

SKYBRIDGE G II FUND

527 Madison Avenue, 4th Floor

New York, New York 10022

August 28, 2025

Dear Shareholder:

A joint special meeting (the “Special Meeting”) of the shareholders of SkyBridge Opportunity Fund and SkyBridge G II Fund (each, a “Fund,” and together, the “Funds”), will be held virtually on October 9, 2025, at 11:00 a.m. (Eastern Time). To participate in the Special Meeting virtually, you must request the Special Meeting credentials by emailing skybridge@info.sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the Special Meeting, and write the name of the Fund of which you are a shareholder—“SkyBridge Opportunity Fund” or “SkyBridge G II Fund”—in the subject line. You can expect to receive the link to the Special Meeting 48 hours prior to the Special Meeting. The Special Meeting will be held to consider and vote on the proposal described in the enclosed proxy statement.

YOUR VOTE IS EXTREMELY IMPORTANT.

As discussed in more detail in the enclosed proxy statement, you are being asked to vote on the election of two nominees to the board of trustees of each Fund (the “Board” or “Board of Trustees”) to serve until their successors are duly elected and qualify. If you are unable to attend the special meeting, or would prefer not to, please authorize a proxy to vote your shares in one of the ways described below.

The Board unanimously recommends that you vote FOR the election of each nominee to the Board.

The reason for this recommendation, which is described in detail in the accompanying proxy statement, is that the shareholders’ election of the proposed individuals, both of whom currently serve as trustees, will provide the Board with flexibility to elect additional or replace existing trustees in the future to address the changing needs of each Fund while ensuring that at least two-thirds of the trustees have been elected by the shareholders of the Funds, as required by the Investment Company Act of 1940, as amended.

If each nominee is elected, the trustee nominees will continue their positions as members of the Board of Trustees of the Funds that have been elected by shareholders immediately following the Special Meeting on October 9, 2025.

You can authorize a proxy to vote your shares quickly and easily in any of these ways:

•	Via the internet, through the website listed on your voting form;

•	Via telephone, using the toll-free number listed on the voting form;

•	Via mail, by returning the proxy card included with the proxy statement; or

In addition, you can vote by attending the Special Meeting via the Internet on October 9, 2025, and voting at the Special Meeting.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali & Co., the company retained to coordinate proxy solicitation and voting, at 1-888-470-7307. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,

/s/ Raymond Nolte
Raymond Nolte Chair of the Board of Trustees and President of the Funds

Questions and Answers for Shareholders

SkyBridge Opportunity Fund and SkyBridge G II Fund (each, a “Fund,” and together, the “Funds”) will be holding a virtual joint special meeting of shareholders on October 9, 2025 (the “Special Meeting”) to elect nominees to serve on the board of trustees of each Fund (the “Board” or “Board of Trustees”). The current Board recommends voting in favor of each nominee for election to the Board. The following questions and answers provide a brief overview of the items contained in the enclosed proxy statement. We encourage you to read the full text of the proxy statement carefully.

What am I being asked to vote on at the upcoming Special Meeting?

You are being asked to vote on one proposal:

1.	The election of two nominees to the Board of Trustees of each Fund to serve a term of an indefinite duration and until their successors are duly elected and qualify.

Has the Board of Trustees approved the proposal?

Yes. The Board unanimously recommends that you vote FOR the nominees for election to the Board being presented to shareholders at the Special Meeting.

Why am I being asked to vote on the trustee nominations for my Fund?

Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies like your Fund, requires a shareholder vote to elect trustees if less than a majority of the trustees then holding office were elected to such office by the holders of the outstanding voting securities of the company. Three of the five current trustees were previously elected by shareholders. The nominees for election by shareholders at the Special Meeting each currently serve on the Board, but were not previously elected by shareholders. In order to ensure that at least a majority of the trustees then holding office will have been elected by shareholders in the event of a trustee’s departure from the Board (for example, in the case of retirement), each Fund is now asking shareholders to elect the two nominees.

Who are the nominees to serve as trustees?

There are two nominees. The nominees for election to the Board of Trustees are Ms. Kristin Smith and Mr. James G. Jackson. Ms. Smith and Mr. Jackson currently serve on the Board of Trustees. Biographical information for each is presented in the proxy statement.

Why am I being asked to vote in favor of the proposal?

Shareholders are being asked to elect the two nominees to serve on the Board of Trustees of the Funds to ensure that the Board will continue to have at least a majority of trustees elected by the shareholders of the Funds, which will provide the Funds with flexibility to address any vacancies resulting from trustee departures and to recruit new trustees in an orderly and deliberate fashion. None of the Funds’ trustees have any current plans to resign from the Board.

What is the required vote needed for the proposal to pass?

Election of each trustee nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of each Fund.

Who is entitled to vote on the proposal?

All Fund shareholders of record as of the close of business on August 28, 2025 are eligible to vote on the election of trustees and are urged to do so.

I only have a few shares. Why should I bother to vote?

Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time-consuming and may delay the Special Meeting. We encourage all shareholders to participate in the governance of the Funds.

Is the Fund paying for preparation, printing and mailing of these proxy materials?

Each Fund will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

Whom may I call if I have questions?

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali & Co. at 1-888-470-7307. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

How do I vote my shares?

For your convenience, there are several ways you can authorize a proxy to vote your shares:

•

By Mail: You may authorize your proxy to vote your shares by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” each of the nominees for election to the Board as described above.

•

By Telephone: You may authorize your proxy to vote your shares by telephone by calling the number on your proxy card. To authorize a proxy in this manner, you will need the “control” number that appears on your proxy card.

•

Via the Internet: You may authorize your proxy to vote your shares via the Internet by accessing the website address printed on the enclosed proxy card. To authorize a proxy in this manner, you will need the “control” number that appears on your proxy card.

In addition, you may attend the Special Meeting virtually and vote pursuant to the instructions provided at the Special Meeting.

Will anyone contact me?

You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

SKYBRIDGE OPPORTUNITY FUND

SKYBRIDGE G II FUND

527 Madison Avenue, 4th Floor

New York, New York 10022

NOTICE OF VIRTUAL JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 9, 2025

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders (the “Special Meeting”) of SkyBridge Opportunity Fund and SkyBridge G II Fund, each a Maryland statutory trust (each, a “Fund,” and together, the “Funds”), will be held virtually, solely by means of remote communication, on October 9, 2025, at 11:00 a.m. (Eastern Time) for the following purposes:

1.

The election of two nominees to the board of trustees of each Fund (the “Board” or “Board of Trustees”) to serve a term of an indefinite duration and until their successors are duly elected and qualify.

The incumbent Board of Trustees has fixed the close of business on August 28, 2025, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

You are cordially invited to attend the Special Meeting. Even if you expect to attend the Special Meeting, all shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. Each Fund encourages shareholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali & Co. (“Sodali”), the company retained to coordinate proxy solicitation and voting, at 1-888-470-7307. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 9, 2025: This Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available upon request, without charge. All such requests should be directed to the attention of Sodali, the company retained to coordinate proxy solicitation and voting, at 1-888-470-7307. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. Such materials may also be accessed via the Internet at www.sec.gov.

Sincerely,

/s/ Minna Urrey
Minna Urrey Secretary of each Fund

New York, New York

Dated: August 28, 2025

SKYBRIDGE OPPORTUNITY FUND

SKYBRIDGE G II FUND

527 Madison Avenue, 4th Floor

New York, New York 10022

JOINT SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 9, 2025

JOINT PROXY STATEMENT

INTRODUCTION

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Board of Trustees”) of each of SkyBridge Opportunity Fund (“Opportunity Fund”) and SkyBridge G II Fund (“G II Fund”) (each, a “Fund,” and together, the “Funds”), to be used at a joint special meeting of shareholders and any postponements or adjournments (collectively, the “Special Meeting”) of each of the Funds, to be held virtually on October 9, 2025, at 11:00 a.m. (Eastern Time). To participate in the Special Meeting virtually, you must request the Special Meeting credentials by emailing skybridge@info.sodali.com. Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the Special Meeting, and write the name of the Fund of which you are a shareholder—“SkyBridge Opportunity Fund” or “SkyBridge G II Fund”—in the subject line. You can expect to receive the link to the Special Meeting 48 hours prior to the Special Meeting. This Proxy Statement and the accompanying Notice of Joint Special Meeting of Shareholders and proxy card are first being mailed on or about August 28, 2025.

The shareholders of each Fund will vote separately at the Special Meeting on the election of trustees to the Board as described below, although voting instructions are being solicited through use of this joint Proxy Statement. In order for the Special Meeting to go forward for a Fund there must be a quorum for that Fund. As permitted by the amended and restated bylaws (the “Bylaws”) of each Fund, each Fund’s Board has set quorum for the Special Meeting at ten percent of the total number of votes eligible to be cast by all shareholders of the respective Fund. This means that at least ten percent of the total number of votes eligible to be cast by all shareholders of each Fund at the Special Meeting must be present in person (virtually) or represented by proxy at the Special Meeting.

The Board has fixed the close of business on August 28, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any postponement or adjournment thereof, provided that if the Special Meeting is postponed or adjourned to a date more than 120 days after the Record Date, a new record date for such meeting shall be determined by the Board. Shareholders as of the Record Date will be entitled to one vote for each dollar of net asset value represented by the share and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Each Fund’s shares of beneficial interest have equal voting rights with all other shares of beneficial interest of each respective Fund, which in each case are the only class of voting securities outstanding. As of August 28, 2025, the most recent date for which the Funds have information available, each Fund had the following number of outstanding shares:

Fund Name	Shares Outstanding
Opportunity Fund	1,355,438.515
G II Fund	33,619.592

Even if you plan to virtually attend the Special Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please authorize a proxy to vote on the election of trustees. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the election of each nominee to the Board of Trustees. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is exercised by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending and voting during the Special Meeting. Your virtual attendance at the Special Meeting will not, by itself, revoke a proxy previously authorized by you.

The financial statements of each Fund for the fiscal year ended March 31, 2025 are included in each Fund’s annual report, which has been previously sent to shareholders. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the respective Fund at 527 Madison Avenue, 4th Floor, New York, New York 10022, or by calling 1-888-759-2730.

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact their Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of each nominee to the Board of Trustees.

PROPOSAL 1. ELECTION OF TRUSTEES

Description of the Proposal

You are being asked to elect two nominees to the Board of Trustees of each Fund. Both Ms. Kristin Smith and Mr. James G. Jackson currently serve as trustees, but were not elected to the position by the shareholders of either Fund. Each trustee nominee would serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the two nominees named above, unless the proxy contains contrary instructions.

Both of the nominees were recommended for nomination by the Nominating and Compensation Committee of the Board of Trustees. Ms. Smith and Mr. Jackson are not “interested persons” of either Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Election of the nominees by shareholders will allow the Board future flexibility to elect new trustees to fill vacancies, or to recruit new trustees, in an orderly and deliberate manner without the rigid shareholder meeting timing constraints in Section 16(a) of the 1940 Act that such circumstances might trigger, while still maintaining compliance with Section 16(a) of the 1940 Act. Each of the nominees has consented to serve on the Board of Trustees and has indicated that he or she has no current intention to resign from the Board.

Additional Information about Each Trustee, Each Nominee and Each Fund’s Officers

Set forth in the table below are the trustees, nominees and officers of each Fund, as well as their birth year, information relating to their respective positions held with each Fund, their principal occupations during at least the past five years and, for trustees only, the number of portfolios in the Fund Complex (as defined below) overseen by them and other directorships of public or registered investment companies held by them during at least the past five years, if any. The address of each trustee and officer is 527 Madison Avenue, 4th Floor, New York, New York 10022.

Trustees

NAME AND YEAR OF BIRTH	CURRENT POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Independent Trustees(1)
James G. Jackson* (born 1964)	Trustee	August 2021 to present	Chief Financial Officer at Saviynt, Inc. (cloud migration and cybersecurity services) (August 2021–present); Former Chief Financial Officer at Tanium, Inc. (cybersecurity) (February–November 2020)	Two	None

Kristin Smith* (born 1981)	Trustee	January 2022 to present	President, Solana Policy Institute (May 2025– present); Director, Digital Asset	Two	None

NAME AND YEAR OF BIRTH	CURRENT POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Acquisition Corp. (January 2025
–present); CEO, Blockchain Association (January 2023–May 2025); Executive Director, Blockchain Association (2018–
2022); Director, Filecoin Foundation for the Decentralized Web (2021–present); Owner, Kaymac Corporation (blockchain advisory services) (2021–present)

R. Stephen Hale (born 1952)	Trustee	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas (financial services)	Two	None
Interested Trustees(4)
Brett S. Messing (born 1964)	Trustee	October 2019 to present	President (since 2018), Partner and Chief Operating Officer (since 2019), and Co-Chief Investment Officer (since 2021) at SkyBridge; Senior Advisor at Export–Import Bank of the United States (since 2017)	Two	None

Raymond Nolte (born 1961)	President and Trustee (Chair)	Opportunity Fund— September 2005 to present; G II Fund—January 2022 to present	Co-Chief Investment Officer, SkyBridge (2010–present)	Two	None

*	Trustee/nominee.
(1)	An “Independent Trustee” is any trustee that is not an “interested person” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.
(2)

Each trustee serves, and each nominee would serve, until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by each Fund’s declaration of trust or statute. A trustee shall retire from the Board at the meeting next succeeding his or her 75th birthday. The board may waive this requirement on a case-by-case basis.

(3)	The “Fund Complex” consists of Opportunity Fund and G II Fund.
(4)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Messing and Nolte are interested persons due to their employment with the Adviser.

Officers

NAME AND YEAR OF BIRTH	CURRENT POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE(1) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Raymond Nolte (born 1961)	President and Trustee (Chair)	Opportunity Fund—September 2005 to present; G II Fund—July 2011 to present	See table for “Interested Trustees” above

Christopher Hutt (born 1970)	Vice President	Opportunity Fund—June 2009 to present; G II Fund—July 2011 to present	Vice President, Opportunity Fund (2009–present); Vice President, G II Fund (July 2011–present); Partner, SkyBridge (2015–present)

A. Marie Noble (born 1972)	Chief Compliance Officer	Opportunity Fund—December 2010 to present; G II Fund—July 2011 to present	Chief Compliance Officer, Opportunity Fund (2010–present); Chief Compliance Officer, G II Fund (July 2011–present); General Counsel, Chief Compliance Officer, SkyBridge (2010–present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	Opportunity Fund—July 2010 to present; G II Fund—July 2011 to present	Treasurer and Principal Financial Officer G II Fund (July 2011–present); Treasurer and Principal Financial Officer, Opportunity Fund (2010–present); Partner and Chief Financial Officer, SkyBridge (2007–present)

Minna Urrey (born 1982)	Secretary	March 2023 to present	Secretary, Opportunity Fund and G II Fund (2023–present); Managing Director, Deputy Chief Compliance Officer, SkyBridge (October 2022–present); Managing Director, Senior Compliance Officer, SkyBridge (January 2021–October 2022); Director, Senior Compliance Officer, SkyBridge (February 2011– January 2021)

(1)	Each officer holds office until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal by the Board.

Other than as described above, none of the Independent Trustees has held any other position with (i) the Funds, (ii) an investment company having the same Adviser (as defined below) or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”), (iii) the Adviser or other affiliate of the Funds or (iv) any person controlling, controlled by or under common control with the Adviser. The Independent Trustees are represented by legal counsel that is independent from counsel to the Funds and the Adviser.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Nominating and Compensation Committee has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees or incumbent trustees, that each nominee is qualified to serve as a member of the Board of Trustees. Among the attributes common to both nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, the Adviser, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as members of the Board of Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, public service and/or academic positions, and through experience with other registered funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. With respect to diversity, the Nominating and Compensation Committee considered each candidate’s background, experience and skills and determined that each will contribute to the diversity of the Board. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee.

Trustee Nominees

James G. Jackson. Mr. Jackson has extensive senior management experience as Chief Financial Officer of publicly and privately held companies in various industries, as well as significant experience in the financial services space. In considering whether to nominate Mr. Jackson, the Nominating and Compensation Committee and the Board of Trustees took into account (i) Mr. Jackson’s Chief Financial Officer experience at two global cybersecurity companies, (ii) his investment banking experience, including as the lead banker responsible for origination and execution of mergers and acquisitions and debt and equity financings for public and private companies in the United States for a prominent global investment banking firm and (iii) his prior experience on the board of a public company, including serving as chair of the audit and conflicts committees, and a member of the compensation and finance committees. The Nominating and Compensation Committee and the Board of Trustees concluded that Mr. Jackson is well-suited and qualified to serve as a member of the Board of Trustees.

Kristin Smith. Ms. Smith obtained her Master’s in Business Administration from New York University’s Stern School of Business and has extensive business experience in the alternative investment industry. In considering whether to nominate Ms. Smith, the Nominating and Compensation Committee and the Board of Trustees took into account Ms. Smith’s extensive experience in various executive and other positions with the Blockchain Association, Filecoin Foundation for the Decentralized Web and Kaymac Corporation. The Nominating and Compensation Committee and the Board of Trustees concluded that Ms. Smith is well-suited and qualified to serve as a member of the Board of Trustees.

Specific details regarding each nominee’s principal occupations during the past five years are included in the table above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 28, 2025, the beneficial ownership information of each current trustee, including the nominees for trustee, of the Funds, as well as the Funds’ executive officers, each person known to beneficially own 5% or more of the outstanding shares of each Fund, and the executive officers and trustees as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of a Fund is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Percentage of beneficial ownership is based on 1,355,438.515 shares of Opportunity Fund and 33,619.592 shares of G II Fund outstanding as of August 28, 2025. Mr. Anthony Scaramucci, a founder of the Adviser, is neither an officer nor trustee of the Funds, so his ownership of the Opportunity Fund’s shares is not shown here. Information about Mr. Scaramucci’s ownership of the Opportunity Fund’s Shares is available on the SEC’s website. To the Funds’ knowledge, each of the shareholders listed below has sole voting and investment power with respect to shares beneficially owned by such shareholder.

Name & Address(1)	Total Shares Owned	Percentage of Shares Held
Opportunity Fund Shares
R. Stephen Hale	—	—
James G. Jackson	—	—
Kristin Smith	—	—
Brett Messing	99.616	*
Raymond Nolte	642.660	*
Christopher Hutt	—	—
A. Marie Noble	—	—
Robert J. Phillips	—	—
Minna Urrey	—	—
Directors and Executive Officers as a Group	742.276	*
G II Fund Shares
R. Stephen Hale	—	—
James G. Jackson	—	—
Kristin Smith	—	—
Brett Messing	—	—
Raymond Nolte	—	—
Christopher Hutt	—	—
A. Marie Noble	—	—
Robert J. Phillips	—	—
Minna Urrey	—	—
Directors and Executive Officers as a Group	—	—
Lincoln Institute of Land Policy(2)	8,209.103	24.42%

*	Amounts round to less than 1%.
(1)	The address for each trustee and executive officer of the Funds is 527 Madison Avenue, 4th Floor, New York, New York 10022.
(2)	The address for Lincoln Institute of Land Policy is 11010 N Tatum Blvd, Phoenix, AZ 85028.

Dollar Range of Equity Securities Beneficially Owned by Trustees/Nominees

The table below shows the aggregate dollar range of shares of each Fund beneficially owned by each trustee and nominee as of August 28, 2025 are set forth below.

Trustee/ Nominee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
	Name of Fund	Dollar Range(2)
Independent Trustees/Nominees
James G. Jackson	None	None	None
Kristin Smith	None	None	None
R. Stephen Hale	None	None	None
Interested Trustees
Raymond Nolte	Opportunity Fund G II Fund	Over $100,000 None	Over $100,000
Brett Messing	Opportunity Fund G II Fund	Over $100,000 None	Over $100,000

(1)

Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000. This information has been furnished by each trustee and nominee for election as trustee as of August 28, 2025. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities and Exchange Act, as amended.

(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of August 28, 2025, multiplied by each Fund’s net asset value per share as of July 31, 2025.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Trustee and nominee and his or her immediate family members in the Adviser or Hastings Capital Group, LLC, the Funds’ principal underwriter, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter, as applicable, as of August 28, 2025.

Name of Nominee	Name of Owner and Relationship to Nominee	Name of Company	Title of Class of Security	Value of Securities(2)	Percent of Class
James G. Jackson	James G. Jackson	SkyBridge Plaid LP; and SkyBridge Genesis LP(1)	Limited Partner Interests	$23,799.00; and $19,378.00 respectively	less than 1% of the total limited partner interests outstanding

(1)	Each of SkyBridge Plaid LP and SkyBridge Genesis LP may be deemed to be controlled by or under common control with the Adviser.
(2)

The value of securities was determined using the number of shares that were beneficially owned as of August 28, 2025, multiplied by SkyBridge Plaid LP’s and SkyBridge Genesis LP’s net asset value per share as of December 31, 2024.

Compensation of Trustees and Certain Officers

Executive Officer Compensation

None of the Funds’ executive officers will receive direct compensation from the Funds. Compensation and benefits of the Funds’ officers are paid by the Adviser, except that the Funds bears an allocated portion of the Adviser’s compensation and benefits expense in respect of each Fund’s chief compliance officer.

Trustee Compensation

The Independent Trustees are paid in aggregate, for their service as members of the Board of Trustees of each Fund, an annual retainer of $100,000, a fee per telephonic meeting of the Board of Trustees of $500 and a fee per in person meeting of the Board of Trustees of $1,000 plus reasonable out-of-pocket expenses. The Chair of the Audit Committee receives a $10,000 per year supplemental retainer. Trustees are reimbursed by the Funds for their travel expenses related to Board meetings. A portion of such fees and costs are allocated to each Fund according to its relative net assets and a portion is split equally between each Fund.

The table below shows the compensation that was paid to the Board of Trustees for the fiscal year ending March 31, 2025.

Compensation Table for Fiscal Year Ending March 31, 2025

Name of Trustee	Aggregate Compensation from each Fund(1)		Total Compensation From Fund and Fund Complex(2) Paid To Trustee
	Opportunity Fund	G II Fund
Independent Trustees
R. Stephen Hale	$88,142.26	$14,524.41	$102,666.67
James G. Jackson	$97,922.25	$14,774.42	$112,666.67
Kristin Smith	$88,142.26	$14,524.41	$102,666.67
Interested Trustees
Brett S. Messing	—	—	None
Raymond Nolte	—	—	None

(1)	The Funds do not have a bonus, profit sharing or retirement plan, and trustees do not receive any pension or retirement benefits from the Funds.
(2)	The “Fund Complex” consists of Opportunity Fund and G II Fund.

Organization of the Board of Trustees

The Chair of the Board of Trustees is Mr. Raymond Nolte, a member of management of the Adviser responsible for the Company. Mr. Nolte is not an Independent Trustee. The standing committees of the Board are described below. The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to both have a “majority independent” Board and have a senior representative of the Adviser preside at Board meetings, supervise the Board agenda and oversee the business of the Fund between meetings. The Trustees believe that Mr. Nolte’s serving as Chair allows the Board to best leverage his familiarity with the day-to-day operations of the Fund and his leadership role within the Adviser, with no undue limitation on the role of the Independent Trustees in proposing matters for discussion or guiding Board-level deliberations. The overall small size of the Board (with only five members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Trustee has been judged necessary. It is also the judgment of the Trustees that aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of the Independent Trustees, namely the Nominating and Compensation Committee and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time. During the fiscal year ending March 31, 2025, the Board met five times.

Board Oversight of Risk Management

While the Board generally considers day-to-day risk oversight a function of the Funds’ officers and personnel of the Adviser, the Board carefully considers risk management matters and requests and receives reports on a variety of matters relevant to that function. By way of example:

•	The Board receives regular written reports on position size for the Funds’ investments, their correlation and liquidity profiles, and other commonly considered portfolio risk factors.

•

The Board regularly meets with the Funds’ Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

•

The Board regularly meets with senior management of the Adviser to discuss operational and business risks presented by dealings with the Adviser, such as reliance on key personnel and the Adviser’s ownership structure, affiliate relationships and financial position.

•	The Board reviews certain operational risks presented by dealings with such service providers as the custodian and the administrators.

•

The Audit Committee regularly meets with the Funds’ officers and the Funds’ independent public accounting firm to discuss matters of risk management relating to financial and accounting controls and to discuss financial reporting, tax and other matters.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the small size of the Board does not require streamlining by committees. The Board also does not maintain any specific Board reporting protocols for the Adviser’s risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

Committees

Audit Committee

The Board of Trustees has formed an Audit Committee currently composed of each of the Independent Trustees, the functions of which are: (1) to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Funds’ service providers; (2) to oversee the quality and objectivity of Funds’ financial statements and the independent audit of those statements; (3) to assist the Board of Trustees in selecting the Funds’ independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board of Trustees; and (4) to review and, as appropriate, approve in advance all professional services provided by such independent registered public accountants to the Funds, the Adviser and, in certain cases, other affiliates of the Funds. During the fiscal year ending March 31, 2025 the Audit Committee met six times.

The Board of Trustees has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is attached to this proxy statement as Exhibit A.

Nominating and Compensation Committee

The Board of Trustees has formed a Nominating and Compensation Committee currently composed of each of the Independent Trustees, the function of which is: (1) to select and nominate to the Board of Trustees each Independent Trustee and (2) to recommend to the Board of Trustees any appropriate changes in compensation for each Independent Trustee. After the initial election of Trustees, no Independent Trustee will be elected by the Board of Trustees unless nominated by the Nominating and Compensation Committee. The Nominating and Compensation Committee considers candidates suggested by its members and other trustees, as well as the Funds’ management. The Nominating and Compensation Committee does not have a charter and does not consider proposals from Shareholders in connection with proxy solicitations. During the fiscal year ended March 31, 2025 the Nominating and Compensation Committee met two times.

Valuation Committee

The Board of Trustees has formed a Valuation Committee, currently composed of three Independent Trustees, whose function, subject to the oversight of the Board of Trustees, is to review the Funds’ valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Adviser. The Valuation Committee will act in accordance with the Funds’ valuation procedures. During the fiscal year ending March 31, 2025 the Valuation Committee met six times.

Shareholder Communications

Shareholders may mail written communications to the full Board, to committees of the Board or to specified individual trustees in care of the Secretary of Opportunity Fund or G II Fund, as applicable, 527 Madison Avenue, 4th Floor, New York, New York 10022. All shareholder communications received by the Secretary of one of the Funds will be forwarded promptly to the Board, the relevant committee or the specified individual trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund that is identified in the communication or to its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the relevant Fund or is purely ministerial in nature.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), an independent registered public accounting firm, audited the financial statements of each Fund for the fiscal year ended March 31, 2025. KPMG has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of KPMG are not expected to attend the Special Meeting.

The following table sets forth the aggregate fees billed by KPMG for the last two fiscal years for professional services rendered for:

•

Audit Fees for services rendered by KPMG for the audit of each Fund’s annual financial statements included in each Fund’s annual report to shareholders or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years;

•

Audit-Related Fees for assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported as Audit Fees. These services include comfort and consent letters;

•	Tax Fees for services rendered for tax compliance, tax advice and tax planning, which includes an annual review of regulated investment company excise tax distributions; and

•

All Other Fees for products and services rendered to each Fund by KPMG other than the services reported above, which may include fees related to various educational information on comprehensive authoritative accounting regulatory literature, including checklists, research reports and similar tools.

Fund	Year Ended March 31	Audit Fee	Audit Related Fees	Tax Fees	All Other Fees
Opportunity Fund	2024	$498,320.00	$13,000.00	$45,800.00	$0
	2025	$507,880.00	$13,000.00	$53,799.50	$0
G II Fund	2024	$178,760.00	$13,000.00	$37,000.00	$0
	2025	$182,820.00	$13,000.00	$44,370.00	$0

The aggregate non-audit fees billed by KPMG for services provided to the Funds, the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to a Fund (a “Service Affiliate”) for each of the last two fiscal years were $0 for 2024 and $0 for 2025.

The Funds’ Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report

The Audit Committee has reviewed and discussed with management of the Funds and the independent registered public accounting firm, KPMG, the audited financial statements of each Fund as of and for the fiscal year ended March 31, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from the independent registered public accounting firm the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Funds’ financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in its charter and those discussed above, the Audit Committee has recommended each Fund’s audited financial statements for inclusion in each Fund’s annual report.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

R. Stephen Hale

James G. Jackson

Kristin Smith

Required Vote

Election of each nominee requires a plurality of the votes cast at the Special Meeting by the shareholders of a Fund. Plurality voting simply means that, provided a quorum is present, the number of nominees receiving the highest number of affirmative votes cast at the Special Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes,” if any, will affect the outcome of the election of trustees, although they will be considered present for the purpose of determining the presence of a quorum. Because the shareholders of each Fund are being asked to vote on only the election of trustees, it is expected that there will be no broker non-votes at the Special Meeting.

Recommended Shareholder Action

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee as a Trustee of each Fund.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. Each Fund will bear the costs of its proxy solicitation and its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

In order to obtain the necessary quorum and vote at the Special Meeting, supplementary solicitation may be made by mail, telephone or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Special Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the election of trustees are not received from the shareholders, the chair of the Special Meeting or, if a shareholder vote is called, the shareholders who are present at the Special Meeting, may adjourn the Special Meeting to permit further solicitation of proxies from shareholders. Any Special Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Special Meeting. The Funds have retained Sodali to assist in the solicitation and tabulation of proxies at a cost of approximately $50,000.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, certain other information and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence in person (virtually) or by proxy of shareholders holding ten percent (10%) of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum of each Fund. Failure of a quorum to be present at the Special Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes, if any, will be treated as shares that are present at the Meeting. Because the shareholders of each Fund are being asked to vote on only the election of trustees, it is expected that there will be no broker non-votes at the Special Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Special Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” each nominee.

Assuming a quorum is present at the Special Meeting, approval of each nominee will require the affirmative vote of a plurality of the votes cast at the Special Meeting by the shareholders of a Fund. The vote for each nominee is on a nominee-by-nominee basis and is not cumulative.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, in a non-contested election of a trustee of an investment company registered under the 1940 Act, a broker member may authorize a proxy in its discretion without instructions from the customer. With respect to the proposal to elect the nominees for trustee, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting. Because the shareholders of each Fund are being asked to vote on only the election of trustees, it is expected that there will be no broker non-votes at the Special Meeting.

If, at the Special Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Special Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each nominee.

Other Matters. The Board knows of no other matters that are intended to be brought before the Special Meeting. Under each Fund’s declaration of trust and Bylaws, no business other than the matters stated in the notice may come before the Special Meeting. However, should any procedural matter relating to the Special Meeting properly come before the Special Meeting in accordance with the applicable Fund’s declaration of trust and Bylaws, including any question as to an adjournment of the Special Meeting, the persons named on the enclosed proxy card will vote thereon in their discretion.

Fiscal Year. The fiscal year end of each Fund is March 31.

Information about SkyBridge Capital II, LLC. The Adviser is a limited liability company formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71056). Subject to the overall authority of the Board, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel. The Adviser’s address is 527 Madison Avenue, 4th Floor New York, New York 10022.

The Adviser does not provide investment advisory services to registered investment companies with similar investment objectives as the Funds.

Administrator, Custodian and Escrow Agent. SkyBridge and BNY Mellon Investment Servicing (US), Inc. (“BNYM”), have each been appointed by the Funds to provide certain administrative services to the Funds. The Funds have retained The Bank of New York Mellon to provide certain custodial and escrow services to the Funds and SkyBridge Opportunity Fund has retained BNYM to serve as escrow agent with respect to subscription monies received from prospective investors. The offices of BNYM are located at 400 Bellevue Parkway, Wilmington, Delaware 19809. The offices of The Bank of New York Mellon are located at 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Principal Underwriter. Hastings Capital Group, LLC, an affiliate of the Adviser, has been appointed to serve as the Funds’ principal underwriter. The offices of the principal underwriter are located at 527 Madison Avenue, 4th Floor, New York, New York 10022.

Shareholder Report Delivery. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A copy of such reports may be obtained without charge by contacting the respective Fund at 527 Madison Avenue, 4th Floor, New York, New York 10022, or by calling (855) 631-5474. A copy will also be available on www.skybridge.com.

Delivery of Proxy Materials. A single Proxy Statement and Notice of Joint Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless a Fund has received contrary instructions from one or more shareholders. Each Fund undertakes to deliver promptly, without charge, upon written or oral request, a separate copy of the Proxy Statement and Notice of Joint Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Joint Special Meeting of Shareholders may contact a Fund in order to receive a single copy of any future proxy statement or notice. Any shareholder may request a copy of the Proxy Statement or Notice of Joint Special Meeting of Shareholders. All such requests should be directed to the attention of Sodali, the company retained to coordinate proxy solicitation and voting, at 1-888-470-7307. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2025. Each Fund’s declaration of trust provides that only matters set forth in the notice of a meeting may be voted on by shareholders at the meeting. A shareholder of a Fund who is a shareholder of record as of the record date set for the meeting, at the time of the giving of the shareholder notice required by each Fund’s Bylaws and at the time of the meeting, who is entitled to vote at such meeting (and any postponement or adjournment thereof) in the election of the nominees and who has complied with the shareholder notice requirements of a Fund’s Bylaws may nominate an individual for election to the Board. Such shareholder notice must be delivered to the secretary of the relevant Fund at the principal executive office of that Fund not earlier than the 120th day prior to the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and the nominees proposed by the Board to be elected at the meeting. Accordingly, a shareholder’s nomination of a candidate for trustee or other proposal must be received no later than 5:00 p.m., Eastern Time, on September 7, 2025 in order to be considered at the Special Meeting. The public announcement of a postponement or adjournment of the Special Meeting shall not commence a new time period for the giving of a shareholder’s notice as described above. To be in proper written form, such shareholder’s notice to the secretary must comply with the other requirements contained in each Fund’s Bylaws, as applicable, including supporting documentation and other information and representations set forth as to such shareholder’s proposed trustee nominee. There is no guarantee that any proposal submitted by a shareholder will be included in a proxy statement. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications with the Board. Shareholders of a Fund who wish to send communications to the Board or a specified trustee should submit the communication in writing to the attention of the Funds’ Secretary at: 527 Madison Avenue, 4th Floor, New York, New York 10022, Attention: Minna Urrey, Secretary, identifying the correspondence as intended for the Board or a specified trustee.

Please authorize a proxy to vote your shares promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees.

Minna Urrey

Secretary of each Fund

Dated: August 28, 2025

EXHIBIT A

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Trustees to be known as the Audit Committee. The Audit Committee shall be composed of as many Trustees as the Board of Trustees shall determine who are independent of Fund Management and are free of any relationship that, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The Board of Trustees shall designate the Chairman of the Audit Committee after recommendation from the Nominating and Compensation Committee.

Mission Statement

The Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to the Fund’s shareholders relating to oversight of fund accounting, the Fund’s system of financial controls, the Fund’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund’s financial statements. It is Fund management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out an audit of the Fund’s financial statements in accordance with professional standards.

Responsibilities

The following committee responsibilities describe areas of attention in broad terms.

1.	The Audit Committee’s role is to be one of oversight and not of direct management of the audit process.

2.	The Audit Committee shall meet at least twice annually and is empowered to hold special meetings as circumstances require.

3.

Audit Committee members are responsible for a general understanding of the Fund’s accounting and financial control environment including controls and procedures that are critical to the Fund’s accounting and financial reporting operations that are resident at third party service providers. It is anticipated this understanding will be gained from:

(i)	reports by Fund management related to internal accounting controls and procedures;

(ii)	evaluations by Fund management and the Fund’s independent auditor of reports on the accounting controls of third party service providers (i.e., SAS 70 Reports);

(iii)	reports by compliance staff; and

(iv)	agreed upon procedures reports which may be requested by the Audit Committee.

Audit Committee members are also responsible for having a general understanding of Fund management’s due diligence procedures with respect to the accounting and control environment of the Fund’s portfolio of Investment Funds.

4.

The Audit Committee will make recommendations to the Board of Trustees regarding the selection of the Fund’s independent audit firm and will have direct responsibility for the compensation and oversight of such firm. Audit Committee members shall evaluate the independent audit firm’s performance, costs, and financial stability. The Audit Committee will also evaluate the independence of the auditors, including an evaluation of any relationships that may be considered to bear upon independence (such as the provision of non-audit services to the investment adviser and its affiliates as contemplated by paragraph 7 below), and receive the auditors’ specific written representations as to their independence within the meaning of applicable professional independence standards and of applicable rules of the Securities and Exchange Commission.

5.

The Audit Committee will assist the Board of Trustees in determining whether any one or more members of the Committee or the Board of Trustees qualify as an “audit committee financial expert,” as defined in applicable rules of the Securities and Exchange Commission.

6.	The Audit Committee will review the following with the Fund’s independent audit firm prior to finalizing and filing annual reports:

(i)	all critical accounting policies and practices to be used in the preparation of the Fund’s financial statements;

(ii)

all alternative accounting policies and disclosures treatments within GAAP related to material items that have been discussed with Fund management, including the ramifications of the use of such alternative accounting and disclosures and the treatment preferred by the independent audit firm; and

(iii)	other material written communications between the independent audit firm and Fund management, such as any management letter or schedule of unadjusted differences.

The Audit Committee will review annually with the independent audit firm a report of all non-audit services provided by the audit firm to any entity in the SkyBridge Capital II, LLC fund complex that were not pre-approved by the Committee. Such report should be dated within 90 days prior to the filing of the annual audited financial statements of the Fund.

7.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at its next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

8.	The Audit Committee will meet with the Fund’s independent auditors including private meetings, as necessary, to:

(i)	review the arrangements for and scope of the annual audit and any special audits;

(ii)	discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);

(iii)	consider the Fund’s financial policies, procedures and internal accounting controls and management’s response thereto;

(iv)	review the form of opinion the auditors propose to render to the Board of Trustees and shareholders; and

(v)	review the report contemplated by paragraph 6 above.

9.	The Audit Committee, working with Fund management, is responsible for reviewing audit plans prepared by the Fund’s independent auditors and the compliance staff, as applicable.

10.	The Audit Committee is responsible for reviewing the minutes of all Audit Committee meetings and reporting all activity to the Board of Trustees.

11.

The Audit Committee, jointly with the Fund’s Chief Legal Officer, is responsible for oversight of the Fund’s Code of Ethics under Section 406 of the Sarbanes-Oxley Act. In addition, the Committee will determine, as necessary, whether waivers should be granted under such Code of Ethics or whether violations of such Code of Ethics have occurred. Such determinations may be made in consultation with the Fund’s Chief Legal Officer.

12.	The Audit Committee is responsible for reviewing in advance the financial statements to be contained in the annual and other periodic reports to regulatory bodies and to shareholders with Fund management and the independent auditors, and for determining whether the independent auditors are satisfied with the disclosure and content of the annual financial statements. In addition, the Audit Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures (which representations may be in connection with any report to the Committee by Fund management under applicable rules of the Securities and Exchange Commission implementing Section 302 of the Sarbanes-Oxley Act), including representations with respect to receiving and reviewing accounting-related complaints and concerns regarding accounting or auditing practices. The Audit Committee or its designee will review any such complaints or concerns referred to it by Fund management (which is expected to refer any such complaint or concern determined to have merit by the Fund’s Treasurer and Chief Legal Officer).

13.

The Audit Committee may consult with Fund counsel and counsel to the Independent Trustees in order to be informed on legal issues having the possibility of impacting the financial reporting process or to investigate any matter brought to its attention within the scope of its duties. This would include items of industry¬wide importance and internal issues such as litigation. In this regard, the Audit Committee may also retain and consult with such additional special counsel, auditors and/or other advisers as the Committee deems necessary or appropriate in furtherance of its obligations under this Charter.

14.

The Audit Committee should be kept apprised by Fund counsel, counsel to the Independent Trustees and the Fund’s independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

15.	The Audit Committee should investigate any matter brought to its attention within the scope of its duties if, in its judgment, such investigation is appropriate.

16.	The Audit Committee should review this Charter periodically and recommend any changes to the Board of Trustees.

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/skybridge 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-402-0891 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided Please detach at perforation before mailing. SKYBRIDGE OPPORTUNITY FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 9, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of SkyBridge Opportunity Fund (the “Fund”) hereby appoints each of Christopher Hutt and Minna Urrey, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of shareholders to be held virtually on October 9, 2025 at 11 a.m. Eastern Time (the “Special Meeting”), and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE TRUSTEE NOMINEES. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

285754736586 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 9, 2025 The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/Sky2025 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” each of the trustee nominees. The Board of Trustees recommends a vote “FOR” each of the trustee nominees. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To approve the election of two nominees to the Board of Trustees of the Fund: FOR ALL WITHHOLD ALLFOR ALL EXCEPT* a) Ms. Kristin Smith ☐ ☐ ☐ b) Mr. James G. Jackson *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) letter(s) on the line below.  139709906000  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/skybridge 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-402-0891 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided Please detach at perforation before mailing. SKYBRIDGE G II FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 9, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of SkyBridge G II Fund (the “Fund”) hereby appoints each of Christopher Hutt and Minna Urrey, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of shareholders to be held virtually on October 9, 2025 at 11 a.m. Eastern Time (the “Special Meeting”), and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE TRUSTEE NOMINEES. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

285754736586 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 9, 2025 The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/Sky2025 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” each of the trustee nominees. The Board of Trustees recommends a vote “FOR” each of the trustee nominees. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To approve the election of two nominees to the Board of Trustees of the Fund: FOR ALL WITHHOLD ALL FOR ALL EXCEPT* a) Ms. Kristin Smith ☐ ☐ ☐ b) Mr. James G. Jackson *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) letter(s) on the line below.  139709906000  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.